Supplement dated April 25, 2018
to the Prospectus and Summary Prospectus, each as supplemented, of the following fund:
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Series Trust
Columbia Mid Cap Value Fund (the Fund)	7/1/2017
Effective May 1, 2018 (the Effective Date), the portfolio manager information under the subsection "Fund Management" in the Summary Prospectus and in the "Summary of the Fund – Fund Management" section of the Prospectus is hereby superseded and replaced with the following:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Kari Montanus	Senior Portfolio Manager	Lead Portfolio Manager	May 2018
David Hoffman	Senior Portfolio Manager	Portfolio Manager	2004
Jonas Patrikson, CFA	Portfolio Manager	Portfolio Manager	2014
The rest of the section remains the same.
As of the Effective Date, the portfolio manager information under the subsection “Primary Service Providers –
 Portfolio Managers” in the "More Information About the Fund" section of the Prospectus is hereby superseded and replaced with the following:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Kari Montanus	Senior Portfolio Manager	Lead Portfolio Manager	May 2018
David Hoffman	Senior Portfolio Manager	Portfolio Manager	2004
Jonas Patrikson, CFA	Portfolio Manager	Portfolio Manager	2014
Ms. Montanus joined one of the Columbia Management legacy firms or acquired business lines in 2003. Ms. Montanus began her investment career in 1992 and earned a B.A. from Stanford University and an M.B.A. in finance from The Wharton School, University of Pennsylvania.
Mr. Hoffman joined one of the Columbia Management legacy firms or acquired business lines in 2001. Mr. Hoffman began his investment career in 1986 and earned a B.A. from Grinnell College and an M.A. from Columbia University.
Mr. Patrikson joined one of the Columbia Management legacy firms or acquired business lines in 2004. Mr. Patrikson began his investment career in 1990 and earned a B.A. from the University of Linkoping, Sweden.
The rest of the section remains the same.
As of the Effective Date, the information under the subsection "Principal Risks" in the Summary Prospectus and the "Summary of the Fund" section of the Prospectus is hereby revised to add the following:
Focused Portfolio Risk. Because the Fund may invest in a limited number of companies, the Fund as a whole is subject to greater risk of loss if any of those securities decline in price.
The rest of the section remains the same.
As of the Effective Date, the information under the subsection "Principal Risks" in the "More Information About the Fund" section of the Prospectus is hereby revised to add the following:
Focused Portfolio Risk. The Fund, because it may invest in a limited number of companies, may have more volatility in its NAV and is considered to have more risk than a fund that invests in a greater number of companies because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s NAV. To the extent the Fund invests its assets in fewer securities, the Fund is subject to greater risk of loss if any of those securities decline in price.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP197_02_004_(04/18)